INSIGNIA FINANCIAL GROUP, INC.
                                 Subsidiary List

I.  DIRECT SUBSIDIARIES
Entity
1999 Broadway Claims, Inc.
1999 Denver Claims, Inc.
AmReal Corporation
AmReal Realty, Inc.
Beattie Place, L.L.C.
Compleat Resource Group, Inc.
Coventry Properties, Inc.
DGP Acquisition, L.L.C.
DalCap Management, Inc.
Deforest Ventures II, L. P.
Denver Broadway, Inc.
ESG of California, Inc.
ESG of Connecticut
ESG of Florida
ESG of Pennsylvania
ESG of Texas
ESG of Washington, D. C.
FMG Acquisition I, L.L.C.
First Atlantic Management Corporation
First Piedmont Mortgage Company, Inc.
First Resource Realty, Inc.
Fox Assignor, Inc.
GP Services II, Inc.
GP Services X, Inc.
GP Services VII, Inc.
GP Services, Inc.
IB Holding, Inc.
ICIG Airport Technology, L.L.C.
ICIG 101 Marietta, L.L.C.
ICIG Mockingbird, L.L.C.
IFGP Corporation
IFG-SCN Corporation
IHMG of Alabama, Inc.
IMH, Inc.
IPCG, Inc.
IPGP, Inc.
ISPMC, Inc.
InCap Management, Inc.
Insignia Allegiance Management, Inc.
Insignia/Arrow, Inc.
Insignia Broadway, Inc.
Insignia CCP III Acquisition, L.L.C.
Insignia CCP III Holding, Inc.
Insignia CCP IV Acquisition, L.L.C.
Insignia CCP IV Holding, Inc.
Insignia Capital Advisors, Inc.
Insignia Capital Corporation


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Insignia Financial Group, Inc. Subsidiaries

I. Direct Subsidiaries (continued)
Entity
Insignia Commercial Group, Inc.
Insignia Commercial Group of Alabama, Inc.
Insignia Commercial Group of California, Inc.
Insignia Commercial Group of Texas,  Inc.
Insignia Commercial Group West, Inc.
Insignia Commercial Investments Group, Inc.
Insignia Construction Management Services - New York, Inc.
Insignia-Duddleston Management, Inc.
Insignia/Edward S. Gordon Co., Inc.
Insignia Financing I
Insignia-Gross Management, Inc.
Insignia Hospitality Management Group, Inc.
Insignia Properties, L. P.
Insignia Properties Trust
Insignia Residential Corporation
Insignia Residential and Commercial Groups of Colorado, Inc.
Insignia Residential Group, Inc.
Insignia Residential Group, L.P.
Insignia Residential Group of Alabama, Inc.
Insignia Residential Group of  California, Inc.
Insignia Residential Group of  Texas, Inc.
Insignia Retail Group,  Inc.
Insignia Rooney Management, Inc.
Insignia Transport, Inc.
Kennedy Boulevard I, Inc.
Kennedy Boulevard II, Inc.
Kennedy Boulevard III, Inc.
Kreisel Company, Inc.
Maine Maintenance Corporation
Market Ventures, L.L.C.
MAP VII Acquisition  Corporation
MAQ/Lifton Acquisition Corp.
Metropolitan Acquisition VII, L.L.C.
Mockingbird Associates, L. P.
NPI-AP Management, L. P.
NPI-CL Management, L. P.
NPI Capital Corporation
NPI Equity Investments II, Inc.
NPI Property Management Corporation
NPI Realty Advisors, Inc.
NPI Realty Management Corp.
National Property Investors, Inc.
O'Donnell Property Services, Inc.
Property Consulting Services, Inc.
RJN Corporation
RealMark, Inc.
Residents Direct Access Association, Inc.
Riverside Drive, L.L.C.
S.I.A., Inc.
SP I Acquisition, L.L.C.

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Insignia Financial Group, Inc. Subsidiaries

I.       Direct Subsidiaries (continued)
Entity
SP II Acquisition, L.L.C.
SP III Acquisition, L.L.C.
SP IV Acquisition, L.L.C.
SP V Acquisition, L.L.C.
SP VI Acquisition, L.L.C.
Security Management Inc.
USS Depositary, Inc.

II.      ENTITIES OWNED BY INSIGNIA PROPERTIES TRUST
Entity
ConCap Equities, Inc.
ConCap Holdings, Inc.
Davidson Growth Plus GP Corporation
Fox Capital Management Corporation
NPI Equity Investments II, Inc.
Shelter Realty Corporation
Shelter Realty II Corporation
Shelter Realty III Corporation
Shelter Realty IV Corporation
Shelter Realty V Corporation
Shelter Realty VI Corporation
Shelter Realty VII Corporation
U.S. Realty I Corporation

III.     GENERAL PARTNER ENTITIES - NPI  PORTFOLIO
Entity
Apartment CCG 17, Inc.
Apartment LDG 17, Inc.
Brampton Corp.
CPF 16 Landings, Inc.
CPF 16 Woods of Inverness
CPF 19  Misty Woods, Inc.
CPF XIV/St. Charleston, Inc.
CPF XIV/Torrey Pines, Inc.
CPF XIV/Sun river, Inc.
CPF XV/Lakeside Place, Inc.
CPGF  22  Cooper's Pointe Inc.
CPGF  22 Copper Mill, Inc.
CPGF  22 Four Winds, Inc.
CPGF  22 Hampton Green s, Inc.
CPGF  22 Stoney Creek, Inc.
CPGF  22 Plantation Creek, Inc.
CPGF  22 Wood Creek, Inc.
Century SGP, Inc.
Century 23 Sunnymead, Inc.
Century Park West, Inc.
Century Stoney Greens, Inc.
Century Summerhill, Inc.

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Insignia Financial Group, Inc. Subsidiaries

III.     GENERAL PARTNER AFFILIATES - NPI  PORTFOLIO  (continued)
Entity
Creekside Industrial Associates, Inc.
Fox Partners
Fox Partners II
Fox Partners III
Fox Partners IV
Fox Partners V
Fox Partners VI
Fox Partners VIII
Fox Partners IX
Fox Realty Investors
Lifton/MAQ S. E. Investments II, Inc.
Montgomery Realty Company - 80
Montgomery Realty Company - 83
Montgomery Realty Company - 84
Montgomery Realty Company - 85
NPI III Pinetree, Inc.
Woods Century 19, Inc.

IV.      GENERAL PARTNER AFFILIATES - CONCAP PORTFOLIO
Entity
Aspen Ridge Properties, Inc.
CCP/III Mountain Plaza Properties, Inc.
Center Crown Phoenix, Inc.
Colony of Springdale Properties, Inc.
ConCap CCGF Properties, Inc.
ConCap CCP/I Properties, Inc.
ConCap CCP/II Properties, Inc.
ConCap CCP/III Properties, Inc.
ConCap CCP/IV Apartment Properties, Inc.
ConCap CCP/IV Properties, Inc.
ConCap CCP/IV Citadel Properties, Inc.
ConCap CCP/IV Residential, Inc.
ConCap CCP/IV River's Edge Properties, Inc.
ConCap CCP/IV Stratford Place Properties, Inc.
ConCap CCP/V Properties, Inc.
ConCap CCP/VII Properties, Inc.
ConCap CCP/VII Park Place Properties, Inc.
ConCap IP/4 Properties I, Inc.
ConCap IP/4 Properties II, Inc.
ConCap IP/4 Properties III, Inc.
ConCap JCIP Properties, Inc.
ConCap MBRF Properties, Inc.
Johnstown/Consolidated Depositary Corporation
Johnstown/Consolidated Depositary Corporation/2
Multi-Benefit 87-1 Depositary Corporation
PRA, Inc.
Philly Associates, Inc.
Ridgmar Square, Inc.
Sturbridge Apartments, Inc.
Westwood Apartments, Inc.